UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Under Rule 14a-12

                             SIGA TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required
|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1)     Title of each class of securities to which transaction applies:
                 _______________________________________________________________
         (2)     Aggregate number of securities to which transaction applies:
                 _______________________________________________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 _______________________________________________________________
         (4)     Proposed maximum aggregate value of transaction:
                 _______________________________________________________________
         (5)     Total fee paid:
                 _______________________________________________________________

|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:
                 _______________________________________________________________
         (2)     Form, Schedule or Registration Statement No.:
                 _______________________________________________________________
         (3)     Filing Party:
                 _______________________________________________________________
         (4)     Date Filed:
                 _______________________________________________________________

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 408
                            New York, New York 10170
                                 (212) 672-9100

June 15, 2007

Dear Stockholder:

      You are cordially invited to attend the Special Meeting of Stockholders of SIGA Technologies, Inc. which will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036 at 10:00 a.m. (local time) on July 26, 2007, and at any adjournment or postponement thereof. On the following pages you will find the formal notice of special meeting and proxy statement.

      To assure that you are represented at the Special Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly.

      I hope that you will attend the meeting and I look forward to seeing you there.

                                             Sincerely,



                                             /s/ Eric A. Rose
                                             -----------------

                                             Eric A. Rose, M.D.
                                             Chief Executive Officer
                                             and Chairman of the Board

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 408
                            New York, New York 10170

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 26, 2007

      NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the "Special Meeting") of SIGA Technologies, Inc., a Delaware corporation ("SIGA"), will be held on Thursday, July 26, 2007, at 10:00 a.m. (local time), at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036, and at any adjournment.

      At the Special Meeting, SIGA's stockholders will be voting on a proposal to do the following:

      1. To amend the certificate of incorporation to increase authorized common stock by 50,000,000 shares to 100,000,000 shares of common stock.

      Stockholders of record at the close of business on June 14, 2007 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. A list of such stockholders will be available at the Special Meeting and for any purpose related to the Special Meeting, during the ten days prior to the Special Meeting, at SIGA's office, during ordinary business hours.

      All stockholders are cordially invited to attend the Special Meeting. If you do not expect to be present at the Special Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Special Meeting. In the event you decide to attend the Special Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                             YOUR VOTE IS IMPORTANT

   IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN
                      IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                        By Order of the Board of Directors,



                                        /s/  Thomas N. Konatich
                                        -----------------------
                                        Thomas N. Konatich
                                        Secretary

New York, New York
June 15, 2007

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 408
                            New York, New York 10170

                                 --------------
                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                                  JULY 26, 2007

                                 --------------

      This proxy statement is furnished to  stockholders  of SIGA  Technologies,
Inc. ("SIGA") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of SIGA (the "Board of Directors") for use in voting at the Special Meeting of Stockholders (the "Special Meeting") to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036, on Thursday, July 26, 2007, at 10:00 a.m., and at any adjournment or postponement thereof.

      This proxy statement, and the accompanying form of proxy, are first being mailed to stockholders on or about June 20, 2007.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Special Meeting

      The specific proposal to be considered and acted upon at the Special Meeting is summarized in the accompanying Notice of Special Meeting of Stockholders. The proposal is described in more detail in this proxy statement.

Record Date and Outstanding Shares

      The Board of Directors has fixed the close of business on June 14, 2007 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting or any and all adjournments or postponements thereof. As of the Record Date, SIGA had issued and outstanding 33,491,478 shares of common stock, par value $.0001 per share.

Voting at the Special Meeting

      Each share of common stock outstanding on the Record Date will be entitled to one vote on the matter submitted to a vote of the stockholders.

      The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Special Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

      For the amendment of the certificate of incorporation to increase authorized common stock by 50,000,000 shares to 100,000,000 shares of common stock, the affirmative vote of a majority of the total votes entitled to be cast by the stockholders on such proposal in person or by proxy at the Special Meeting is required. Abstentions and broker "non-votes" for such proposal are not considered to have been voted on the proposal.

Revocability and Voting of Proxies

      Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Special Meeting or at the Special Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

o by writing a letter delivered to Thomas N. Konatich, Secretary of SIGA, stating that the proxy is revoked;

o     by submitting another proxy with a later date; or

o     by attending the Special Meeting and voting in person.

      Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Special Meeting, the stockholder must bring to the Special Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

      Unless we receive specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) FOR the amendment of the certificate of incorporation to increase authorized common stock by 50,000,000 shares to 100,000,000 shares of common stock; and (ii) with respect to any other matters that may properly come before the Special Meeting, at the discretion of the proxy holders. SIGA does not presently anticipate that any other business will be presented for action at the Special Meeting.

Solicitation

      SIGA will pay the costs relating to this proxy statement, the proxy card and the Special Meeting. SIGA may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies by telephone, facsimile or other means or in person. They will not receive any additional payments for the solicitation.

                                 PROPOSAL NO. 1

    APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE
                            AUTHORIZED CAPITAL STOCK

      The Certificate of Incorporation currently authorizes us to have 50,000,000 shares of common stock. The Board of Directors has approved the resolution and proposes to amend Article FOURTH of our Restated Certificate of Incorporation to increase the authorized common stock to 100,000,000 shares of common stock. Although SIGA has no current plans to issue any additional shares of common stock, other than in connection with granting stock options to senior management and directors, we continuously evaluate potential financing, acquisition and other corporate opportunities, some of which may require the issuance of our common stock. This proposal would not affect the validity or status of any currently outstanding shares of common stock. If this proposal is approved by our stockholders, we plan to file with the Secretary of State of the State of Delaware a Certificate of Amendment to our Restated Certificate of Incorporation substantially in the form attached to the proxy statement as Annex
A. Of the 50,000,000 currently authorized shares of common stock, as of June 4, 2007, we had 33,489,812 shares of common stock outstanding, 7,420,912 outstanding options to acquire shares of our common stock, and 8,653,115 warrants to acquire shares of our common stock.

      The Board of Directors believes that an increase in the number of shares of authorized common stock would benefit us and our stockholders by giving us needed flexibility in our corporate planning in responding to developments in our business, including possible financing and acquisition transactions, common stock splits or dividends and for other general corporate purposes. Having such authorized shares available for issuance in the future would provide us with greater flexibility and, if necessary, allow common stock to be issued in the future without expense or delay.

      Unless otherwise required by applicable law or regulation, the shares of common stock to be authorized will be issued without further authorization by vote or consent of the stockholders and on such terms and for such consideration as may be determined by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED CAPITAL STOCK.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following tables set forth certain information regarding the beneficial ownership of SIGA's voting securities as of June 4, 2007 of (i) each person known to SIGA to beneficially own more than 5% of the applicable class of voting securities, (ii) each director and director nominee of SIGA, (iii) each Named Executive Officer and (iv) all directors and executive officers of SIGA as a group. As of June 4, 2007, a total of 33,489,812 shares of common stock were outstanding. Each share of common stock is entitled to one vote on matters on which holders of common stock are eligible to vote. The column entitled "Percentage of Total Voting Stock Outstanding" shows the percentage of total voting stock beneficially owned by each listed party.

      The number of shares beneficially owned is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of June 4, 2007, through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.

                            Ownership of Common Stock

      The following tables set forth certain information regarding the beneficial ownership of SIGA's voting securities as of June 4, 2007 of (i) each person known to SIGA to beneficially own more than 5% of the applicable class of voting securities, (ii) each director and director nominee of SIGA,
(iii) each Named Executive Officer, and (iv) all directors and officers of SIGA as a group. As of June 4, 2007, a total of 33,489,812 shares of common stock were outstanding. Each share of common stock is entitled to one vote on matters on which common stockholders are eligible to vote. The column entitled "Percentage of Total Voting Stock" shows the percentage of total voting stock beneficially owned by each listed party.

                                                                                            Percentage of        Percentage of
Name and Address of                                               Amount of Beneficial      Common Stock          Total Voting
Beneficial Owner (1)                                                  Ownership (2)          Outstanding       Stock Outstanding
--------------------                                              --------------------      -------------      -----------------
Beneficial Holders

MacAndrews & Forbes Inc. (3)
35 East 62nd Street
New York, NY 10021 ........................................             5,620,771(4)              15.9%               15.9%

TransTech Pharma, Inc.
4170 Mendenhall Oaks Parkway
High Point, NC 27265 ......................................             5,296,634(5)              15.0%               15.0%

Donald G. Drapkin (6) (14)
30 Rockefeller Plaza, 63rd Floor
New York, NY 10020 ........................................             1,818,326(7)               5.2%                5.2%

Bernard L. Kasten Jr., M.D.(19)
8622 Twilight Tear Lane
Cincinnati, OH 45249 ......................................             1,672,360(20)              4.8%                4.8%

Officers and Directors

James J. Antal
30952 Steeplechase Dr.
San Juan Capistrano, CA 94704 .............................                66,154(8)                *                   *

Judy S. Slotkin
888 Park Avenue
NY, NY  10021 .............................................               108,849(9)                *                   *

Thomas E. Constance
1177 Avenue of the Americas,
New York, NY 10036 ........................................               283,467(10)               *                   *

Steven L. Fasman
35 East 62nd Street
New York, NY 10021 ........................................                26,000(18)               *                   *

Scott M. Hammer, M.D.
161 Fort Washington Ave.
New York, NY 10032 ........................................                35,000(11)               *                   *

Adnan M. Mjalli, Ph.D. (14)
4170 Mendenhall Oaks Parkway, Suite 110
High Point, NC 27265 ......................................                55,000(12)               *                   *

Mehmet C. Oz, M.D.
177 Fort Washington Ave
New York, NY 10032 ........................................               155,000(13)               *                   *

Eric A. Rose, M.D. (14)
35 East 62nd Street
New York, NY 10021 .......................................                820,090(15)              2.4%                2.4%

Paul G. Savas (14)
35 East 62nd Street
New York, NY 10021 .......................................                 81,664(16)               *                   *

Michael A. Weiner, M.D.
161 Fort Washington Ave.
New York, NY 10032 .......................................                142,500(13)               *                   *

Thomas N. Konatich .......................................                545,000(17)              1.6%                1.6%

Dennis E. Hruby, Ph.D. ...................................                625,000(17)              1.8%                1.8%

All Executive Officers and Directors as a group (twelve
persons) .................................................              2,943,724(2)               8.1%                8.1%


-------------
*     Less than 1%

(1) Unless otherwise indicated the address of each beneficial owner identified is 420 Lexington Avenue, Suite 408, New York, NY 10170.

(2) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) MacAndrews & Forbes Inc. is a direct wholly-owned subsidiary of MacAndrews & Forbes Holdings Inc., a holding company whose sole stockholder is Ronald
      O. Perelman.

(4) Includes 1,764,206 shares of common stock issuable upon exercise of warrants.

(5) Includes 1,824,412 shares of common stock issuable upon exercise of warrants.

(6)   Mr.  Drapkin  is a director of TransTech Pharma.

(7) Includes 1,145,000 shares of common stock issuable upon exercise of options, shares of common stock underlying a warrant to purchase up to 347,826 shares of common stock and shares of common stock underlying a warrant to purchase up to 30,500 shares of common stock (the "Drapkin September 2001 Investor Warrant"). However, the Drapkin September 2001 Investor Warrant provides that, with certain limited exceptions, such warrant is not exercisable if, as a result of such exercise, the number of shares of common stock beneficially owned by Mr. Drapkin and his affiliates (other than shares of common stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Drapkin September 2001 Investor Warrant) would exceed 9.99% of the outstanding shares of common stock. Does not include shares of common stock that Mr. Drapkin, as a director and Vice Chairman of Mafco Holdings Inc. and MacAndrews & Forbes or as director of TransTech Pharma, may be deemed to beneficially own and as to which Mr. Drapkin disclaims beneficial ownership.

(8)   Includes 55,000 shares of common stock issuable upon exercise of options.

(9) Includes 55,000 shares of common stock issuable upon exercise of options and 18,244 shares of common stock issuable upon exercise of warrants held by Ms. Slotkin's spouse, which she may be deemed to beneficially own.

(10) Includes 12,200 shares issuable upon exercise of warrants and 255,000 shares of common stock issuable upon exercise of options.

(11)  Includes 35,000 shares issuable upon exercise of options.

(12) Includes 55,000 shares of common stock issuable upon exercise of options. Does not include shares of common stock that Dr. Mjalli, as a director of TransTech Pharma, may be deemed to beneficially own and as to which Dr. Mjalli disclaims beneficial ownership.

(13) Includes 12,500 shares issuable upon exercise of warrants and 130,000 shares issuable upon exercise of options.

(14)  Dr. Rose, Dr. Mjalli, and Mr. Savas are directors of TransTech Pharma.

(15) Includes 88,610 shares of common stock issuable upon exercise of warrants and 630,000 shares of common stock issuable upon exercise of options. Does not include shares of common stock that Dr. Rose, as a director of TransTech Pharma, may be deemed to beneficially own and as to which Dr. Rose disclaims beneficial ownership.

(16) Includes 9,303 shares of common stock issuable upon exercise of warrants and 55,000 shares issuable upon exercise of options.

(17) Neither of Messrs. Konatich and Hruby own shares of common stock. All shares listed as beneficially owned by each of Messrs. Konatich and Hruby are shares issuable upon exercise of stock options.

(18)  Includes 25,000 shares issuable upon exercise of options.

(19) Dr. Kasten became our Chief Executive Officer in the third quarter of 2004. Dr. Kasten resigned as Chief Executive Officer of SIGA effective as of April 30, 2006.

(20) Includes 1,350 shares of common stock issuable upon exercise of warrants and 1,310,000 shares of common stock issuable upon exercise of options

(21)  See footnotes (6)-(20).

                              STOCKHOLDER PROPOSALS

      Stockholder proposals to be presented at the 2008 Annual Meeting of Stockholders, for inclusion in SIGA's proxy statement and form of proxy relating to that meeting, are to be received by SIGA at its offices in New York, New York, not later than December 29, 2007.

      In addition, Rule 14a-4 of the Exchange Act governs SIGA's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to SIGA's 2008 Annual Meeting of Stockholders, if SIGA is not provided notice of a stockholder proposal prior to March 13, 2008, SIGA will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                                  OTHER MATTERS

      At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Special Meeting. If any other matters should come before the Special Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.


                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/  Thomas N. Konatich
                                             ------------------------

                                             Thomas N. Konatich
                                             Secretary

Dated:  June 15, 2007

                             SIGA TECHNOLOGIES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 26, 2007

      The undersigned hereby appoints Thomas N. Konatich as attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of stock of SIGA Technologies, Inc. which the undersigned may be entitled to vote at the Special Meeting of Stockholders of SIGA Technologies, Inc. to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th floor, New York, New York 10036, on Thursday, July 26, 2007, at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK BY 50,000,000 SHARES TO 100,000,000 SHARES OF COMMON STOCK AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK BY 50,000,000 SHARES TO 100,000,000 SHARES OF COMMON STOCK.

PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: |X|

1. To approve the amendment to the certificate of incorporation to increase the authorized common stock by 50,000,000 shares to 100,000,000 shares of common stock.

       |_|  FOR                      |_|  AGAINST                  |_|   ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT  OF  NOTICE  OF THE  SPECIAL  MEETING  AND  PROXY  STATEMENT  IS  HEREBY
ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

____________________________________________________________________________

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
|_|

Signature of Stockholder:_______________________________________________________
Date: ________________

Signature of Stockholder:_______________________________________________________
Date: ________________

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHERE SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER,
GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                                                         ANNEX A

                            CERTIFICATE OF AMENDMENT
                                       OF
                                  THE RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                             SIGA TECHNOLOGIES, INC.

      Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the "DGCL"), the undersigned, SIGA Technologies, Inc., a Delaware corporation (the "Corporation"), does hereby certify as follows:

      FIRST: The name of the Corporation is SIGA Technologies, Inc. and the name
under   which   the   Corporation   was   originally   incorporated   was   Siga
Pharmaceuticals, Inc.

      SECOND: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware (the "Secretary of State") on December 28, 1995, and the Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State on April 27, 2000 (as so amended and restated, the "Certificate of Incorporation").

      THIRD: Pursuant to Section 242(a)(3) of the DGCL, the first paragraph of Article FOURTH is deleted in its entirety and the following is hereby inserted as the first paragraph of Article FOURTH of the Certificate of Incorporation:

      "FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is one hundred and ten million (110,000,000) of which one hundred million (100,000,000) shares of par value of One Hundredth of One Cent ($0.0001) each, amounting to Ten Thousand Dollars ($10,000), shall be Common Stock, and of which ten million (10,000,000) shares of par value of One Hundredth of One Cent ($0.0001) each, amounting to One Thousand Dollars ($1,000), shall be Preferred Stock."

      The remainder of Article FOURTH shall be unaffected and remain unchanged by the Certificate of Amendment.

      FIFTH: This Certificate of Amendment shall become effective as of the close of business on the date this Certificate of Amendment is filed with the Secretary of State.

      IN WITNESS WHEREOF, this Certificate of Amendment, having been duly adopted by the Board of Directors and the stockholders of the Corporation, has been executed this [__________] day of [______], 2007.


                           SIGA TECHNOLOGIES, INC.


                           By: _________________________________________________
                                 Name:  ________________________________________
                                 Title: ________________________________________